Exhibit 12.2
SECTION 906 CERTIFICATIONS
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Kenneth H. Kirkpatrick, President and Chief Executive Officer of Offshore Systems International Ltd., do hereby certify, based on my knowledge, that:
•	the Annual Report on Form 20-F for the year ended November 30, 2005 of Offshore Systems International Ltd. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Offshore Systems International Ltd.
Date: May 26, 2006

/s/ “Kenneth H. Kirkpatrick”

Kenneth H. Kirkpatrick
President and Chief Executive Officer

Exhibit 12.2
SECTION 906 CERTIFICATIONS
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, John T. Sentjens, Corporate Controller of Offshore Systems International Ltd., do hereby certify, based on my knowledge, that:
•	the Annual Report on Form 20-F for the year ended November 30, 2005 of Offshore Systems International Ltd. fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

•	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Offshore Systems International Ltd.
Date: May 26, 2006

/s/ “John T. Sentjens”

John T. Sentjens
Vice President Finance